UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2013

LAREDO PETROLEUM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 8, 2013, Laredo Petroleum Holdings, Inc. (the “Company”) announced its financial and operating results for the quarter ended June 30, 2013. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Company plans to host a teleconference and webcast on August 8, 2013, at 10:00 am Eastern Time (9:00 am Central Time) to discuss these results.  To access the call, please dial 1-866-515-2911 or 1-617-399-5125 for international callers, and use conference code 23156029. A replay of the call will be available through Thursday, August 15, 2013, by dialing 1-888-286-8010, and using conference code 38111183.  The webcast may be accessed at the Company's website, www.laredopetro.com, under the tab “Investor Relations.”

In accordance with General Instruction B.2 of Form 8-K, the information in this Item is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

On August 8, 2013, the Company issued the press release described above in Item 2.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

All statements in the teleconference, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

On August 1, 2013, the Company filed a Current Report on Form 8-K, that disclosed, among other things, the closing of the previously announced sale by certain subsidiaries of the Company of such subsidiaries' interests in oil and gas properties located in the Anadarko Basin in the State of Oklahoma and the State of Texas, and various other related interests, rights, wells, leasehold interests, records, fixtures, equipment, associated gas gathering assets and other assets (collectively, the “Assets”). In connection therewith, and pursuant to the requirements of Item 9.01(b) of Form 8-K, on August 1, 2013 the Company filed an unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 and unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and the fiscal year ended December 31, 2012, each giving effect to the sale of the Assets.

To assist investors in better understanding the impact of the sale of the Assets, the Company is voluntarily furnishing additional unaudited pro forma condensed consolidated financial statements, attached hereto as Exhibit 99.2, that give effect to the sale of the Assets (the “Pro Forma Financial Statements”). Included in the Pro Forma Financial Statements are (i) an unaudited pro forma condensed consolidated balance sheet that has been prepared as if the sale of the Assets occurred as of June 30, 2013 and (ii) an unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2013 that has been prepared as if the sale of the Assets occurred on January 1, 2013. The Pro Forma Financial Statements furnished herewith are presented for illustrative purposes only and do not purport to represent what the results of operations or financial position of the Company would actually have been had the sale of the Assets occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods. The Pro Forma Financial Statements are based on certain assumptions and adjustments described in the notes thereto and should be read together with the historical consolidated financial statements and the related notes of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated August 8, 2013 announcing financial and operating results.
99.2	Unaudited pro forma condensed consolidated financial information of Laredo Petroleum Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Date: August 8, 2013	By:	/s/ Richard C. Buterbaugh
Richard C. Buterbaugh
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 8, 2013 announcing financial and operating results.
99.2	Unaudited pro forma condensed consolidated financial information of Laredo Petroleum Holdings, Inc.

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